UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2022

Golden Path Acquisition Corporation
(Exact name of registrant as specified in its charter)

Cayman Islands	001-440519	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Park Avenue, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 267-4569

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	GPCO	The Nasdaq Stock Market LLC
Units, each consisting of one ordinary share, par value $0.001, one redeemable warrant to purchase one-half ordinary share and one right to acquire 1/10 of an ordinary share	GPCOU	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one ordinary share	GPCOR	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one-half ordinary share	GPCOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submissions of Matters to a Vote of Security Holders.

As previously reported, on September 10, 2021, Golden Path Acquisition Corporation, a Cayman Islands exempted company (the “Purchaser” or “Golden Path”), MC Hologram Inc., a Cayman Islands exempted company (“MC” or the “Company”), Golden Path Merger Sub Corp., a Cayman Islands exempted company and wholly-owned subsidiary of the Purchaser (the “Merger Sub”) entered into a Merger Agreement (the “Merger Agreement”). After the consummation of the Business Combination, the Company will be renamed “MicroCloud Hologram Inc.”

On September 8, 2022, at 10:00 a.m., Eastern time, the Company held an Extraordinary General Meeting of its stockholders of record (the “Extraordinary General Meeting”), at which the Company’s stockholders of record voted on the proposals set forth below, each of which is described in detail in the Definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on August 12, 2022 and as supplemented on August 22.

As of August 17, 2022, the record date for the Extraordinary General Meeting, there were 7,458,323 shares of common stock, par value $0.0001 per share, of the Company (the “Company Common Stock”) issued and outstanding and entitled to vote at the Extraordinary Meeting. A total of 6,059,142 shares of the Company Common Stock, representing approximately 81.24% of the issued and outstanding shares of the Company Common Stock, were present in person by virtual attendance or represented by proxy at the Extraordinary General Meeting, constituting a quorum for the Extraordinary General Meeting. The final voting results for each proposal submitted to the stockholders of record of the Company at the Extraordinary General Meeting are included below.

Each of the proposals described below was approved by the Company’s stockholders of record. As of September 6, 2022, the end of the redemption period for the shares of the Company Common Stock issued as part of the units in the Company’s initial public offering consummated on June 24, 2021, an aggregate of 2,178,172 shares of the Company ordinary shares were tendered for redemption in connection with the Extraordinary General Meeting.

Proposal 1:

Approval of the Business Combination (the “Business Combination Proposal” or “Proposal 1”).

For	Against	Abstain
5,946,941	124,002	35,971

Proposal 2:

Approval of the appointment of six (6) members to the Board of directors of Golden Path (the “Director Election Proposal” or “Proposal 2”).

NOMINEES:

Name	For	Withhold
Guohui Kang	5,946,941	159,973
Wei Peng	5,946,941	159,973
Mi Zhou	5,946,941	159,973
Han Qin	5,946,941	159,973
Jun Liu	5,946,941	159,973
Xu Zhang	5,946,941	159,973

Proposal 3:

Approval for purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635(d), the issuance by Golden Path of an aggregate of 44,554,455 newly issued Golden Path ordinary shares to the MC shareholders pursuant to the Merger Agreement and the issuance of an aggregate of 380,000 ordinary shares as compensation to Peace Asset Management for services provided by Peace Asset Management in connection with sourcing MC as a business combination candidate (the “Nasdaq Stock Issuance Proposal” or “Proposal 3”).

For	Against	Abstain
5,946,941	124,002	35,971

Proposal 4:

Approval by way of special resolution to change the name of Golden Path to MicroCloud Hologram Inc. (the “Name Change Proposal” or “Proposal 4”). For the purposes of the laws of the Cayman Islands, the full text of the resolution is as follows: “RESOLVED, as a special resolution, that the Company change its name from “Golden Path Acquisition Corporation” to “MicroCloud Hologram Inc.” and, subject to the provisions of the Companies Act (Revised), the change of name shall take effect immediately from the passing this resolution;”

For	Against	Abstain
5,946,941	124,002	35,971

Proposal 5:

Approval by way of special resolution of all other changes in connection with the amendment, restatement and replacement of the Golden Path’s memorandum and articles of association including, among other things, (1) making New Golden Path’s corporate existence perpetual, and (2) removing certain provisions related to Golden Path’s status as a blank check company that will no longer be applicable upon consummation of the Business Combination (the “Articles Amendment Proposal” or “Proposal 5”). For the purposes of the laws of the Cayman Islands, the full text of the resolution is as follows: “RESOLVED, as a special resolution, that the Memorandum of Association and the Articles of Association, copies of which are attached to the accompanying proxy statement, be and are hereby adopted as the memorandum and articles of association of the Company in substitution for and to the exclusion of the Company’s existing Memorandum of Association and Articles of Association;”

For	Against	Abstain
5,946,941	114,002	35,971

Proposal 6:

Approval to adjourn the Extraordinary General Meeting under certain circumstances, which is more fully described in the accompanying proxy statement, which we refer to as the “Adjournment Proposal” or Proposal 6”) and, together with the Business Combination Proposal, the Director Election Proposal, the Nasdaq Stock Issuance Proposal, the Name Change Proposal, the Articles Amendment Proposal and the Adjournment Proposal, the “Proposals.”

For	Against	Abstain
5,946,941	124,002	35,971

Because all of the other proposals had received the requisite approval, this Proposal 6 was rendered moot and not voted at the Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: September 9, 2022	GOLDEN PATH ACQUISITION CORPORATION

	By:	/s/ Shaosen Cheng
	Name:	Shaosen Cheng
	Title:	Chief Executive Officer

4